UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — September 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Tax Exempt Income Fund

Annual report
9 | 30 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTAEX

Putnam
Tax Exempt
Income Fund

Annual report
9 | 30 | 18

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

November 8, 2018

Dear Fellow Shareholder:

Global financial markets met with increased challenges as we entered the final quarter of 2018. After rising to record highs in the summer, U.S. stocks declined in October as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Fortunately, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. Because the income from municipal bonds is generally exempt from federal income tax, these bonds can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Putnam Tax Exempt Income Fund takes an active investment approach

Municipal bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees. The fund’s portfolio managers can select bonds from a variety of state and local governments. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

2 Tax Exempt Income Fund

Source: Putnam, as of 9/30/18. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable-equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s, U.S. Municipal Bond Defaults and Recoveries, 1970–2017 (June 2018). Most recent data available.

Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/18. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Tax Exempt Income Fund

Paul holds a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Garrett L. Hamilton, CFA.

Paul, how was the market for municipal bonds during the reporting period?

In an increasingly challenging market environment, municipal bonds netted slightly positive performance. While the Tax Cuts and Jobs Act enacted in December 2017 retained the tax-exempt status of municipal bonds and kept the highest individual tax rate nearly intact, it reduced the corporate income tax rate from 35% to 21%, making municipal bonds a less compelling investment for corporate buyers. Consequently, municipal assets held by banks declined $26.7 billion on a year-to-date basis through June 30, 2018. [Most recent data available.]

Additionally, with U.S. economic growth continuing to surprise to the upside, municipal bond yields moved higher in tandem with rising Treasury rates and expectations for higher interest rates. [Bond prices generally fall as rates rise.] During the course of the 12-month reporting period, the Federal Reserve raised its benchmark rate four times in December 2017 and in March, June, and September 2018 to help temper inflationary pressures arising from the stronger growth. At period-end, the federal funds rate stood at a target range of 2.00% to 2.25%.

Tax Exempt Income Fund 5

Top 10 state allocations are shown as a percentage of the fund’s net assets as of 9/30/18. Investments in Puerto Rico represented 0.0% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax Exempt Income Fund

One positive factor counteracting these demand dynamics was the tax law’s elimination of a number of deductions, which made the tax-exempt status of municipal bonds more attractive to retail buyers, especially in high-tax states such as California and New York.

The municipal bond market also continued to adjust to fluctuating supply dynamics created by the tax law. With the legislation’s elimination of advanced refundings, new-issue supply fell. A refunding occurs when an issuer refinances a bond by issuing a second bond at a lower interest rate to pay off the original, older higher-yielding bond, thereby reducing interest cost. On a year-to-date basis, new municipal bond issuance totaled $247 billion, representing a 15% drop from the same period a year earlier, according to the Bond Buyer . A decline in available supply helps to support prices and provided a counterweight to weaker demand from banks.

Despite higher rates and the mixed supply/ demand technicals, municipal bonds outperformed the broader fixed-income markets for the period. The Bloomberg Barclays Municipal Bond Index [the benchmark] returned 0.35% for the reporting period, outperforming the broader fixed-income markets, which returned –1.22%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The ICE BofAML U.S. 3-MonthTreasury Bill Index outperformed both these benchmarks with a return of 1.59% for the same period.

How did the fund perform during the reporting period?

For the 12 months ended September 30, 2018, the fund outperformed its benchmark and the average return for its Lipper peer group, General & Insured Municipal Debt Funds.

What was your investment strategy in this environment?

With the flattening of the yield curve, we saw better relative value in bonds with maturities of 15 to 20 years. As such, we favored an overweight position in bonds with longer intermediate maturities while underweighting shorter intermediate and long maturity holdings.

Consequently, the fund’s yield-curve positioning had more of a bulleted portfolio structure focused on the middle of the curve at period-end. This positioning resulted in an average maturity of approximately 15 years. Duration positioning, which affects the portfolio’s sensitivity to interest rates, moved from a generally neutral stance to being slightly short relative to the benchmark by the end of the period.

From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated A and BBB. We continue to look for opportunities to move higher up on the credit quality spectrum. While municipal credit fundamentals remain stable, credit spreads remain at or near post-crisis lows. From a sector-positioning perspective, we continue to favor essential service utility, health-care, and transportation bonds relative to the fund’s Lipper group.

Geographically speaking, the fund held a modest overweight in Illinois general obligation [G.O.] bonds, which performed well for the year. Illinois G.O. bonds outperformed the broader municipal bond market due to ample spreads and steady demand, which helped to cushion the bonds against modestly higher interest rates. Illinois G.O. bonds remain an attractive opportunity in our view, as we believe the state’s financial profile stabilized during the past year and is not currently reflected by market spreads.

The fund also continued to hold an underweight position in Puerto Rico-based issuers relative to its Lipper peers. In our view, Puerto Rico’s current economic and financial situations remain extremely difficult, especially after the catastrophic damage inflicted by Hurricane Maria. The majority of Puerto Rico’s bonds are in default and are not currently making coupon payments. The eventual recovery value and economic return of investing

Tax Exempt Income Fund 7

in such debt will be determined by the ongoing negotiations between the Commonwealth, the federal control board, and creditors, as well as the long-term economic growth of the Island. The uncertainty and volatility of these factors causes us to remain cautious and prefer an underweight position. That said, Puerto Rico bond prices have risen dramatically during 2018 to date as the market priced in the potential of higher recoveries.

What is your near-term outlook for the municipal bond market?

In its policy statement at its September 2018 meeting, the Fed cited strong economic growth and forecasted that the U.S. economy would see at least three more years of growth. As part of that communication, the Fed also eliminated the word “accommodative” from its comments about monetary policy and implied that three more rate hikes were likely in 2019.

With regard to our near-term outlook for interest rates over the next three to six months, we believe the Fed will introduce its fourth and final rate hike of 2018 in December. While we expect interest rates to follow a gradual path higher over the balance of the Fed’s hiking cycle, there may be short-term periods that feel more abrupt. It is our view that interest rates have reached levels where income return is sufficient to more than offset our outlook for potential capital depreciation over the course of the Fed’s rate-hiking cycle. In other words, we still see value in the asset class, even in a rising-rate environment.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/31/76)
Before sales charge	6.26%	58.43%	4.71%	19.37%	3.61%	7.06%	2.30%	0.56%
After sales charge	6.15	52.09	4.28	14.60	2.76	2.77	0.92	–3.47
Class B (1/4/93)
Before CDSC	6.08	50.83	4.20	15.78	2.97	5.16	1.69	0.04
After CDSC	6.08	50.83	4.20	13.78	2.62	2.25	0.75	–4.84
Class C (7/26/99)
Before CDSC	6.05	46.68	3.91	14.87	2.81	4.67	1.53	–0.11
After CDSC	6.05	46.68	3.91	14.87	2.81	4.67	1.53	–1.09
Class M (2/16/95)
Before sales charge	5.86	54.02	4.41	17.62	3.30	6.12	2.00	0.27
After sales charge	5.78	49.01	4.07	13.80	2.62	2.67	0.88	–2.99
Class R6 (5/22/18)
Net asset value	6.32	62.36	4.97	20.75	3.84	7.85	2.55	0.88
Class Y (1/2/08)
Net asset value	6.32	62.37	4.97	20.76	3.85	7.86	2.55	0.89

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Tax Exempt Income Fund 9

Comparative index returns For periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Municipal Bond Index	—*	59.11%	4.75%	18.99%	3.54%	6.87%	2.24%	0.35%
Lipper General & Insured
Municipal Debt Funds	5.66%	57.78	4.63	19.93	3.68	7.06	2.29	0.54
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/18, there were 261, 235, 200, 156, and 8 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,083 and $14,668, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,901. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $16,236 and $16,237, respectively.

10 Tax Exempt Income Fund

Fund price and distribution information For the 12-month period ended 9/30/18

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	12		12	12	12		5	12
Income[1]	$0.267406		$0.213335	$0.200440	$0.243042		$0.100686	$0.285737
Capital gains[2]	—		—	—	—		—	—
Total	$0.267406		$0.213335	$0.200440	$0.243042		$0.100686	$0.285737
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
9/30/17	$8.63	$8.99	$8.63	$8.65	$8.66	$8.95	—	$8.65
5/22/18*	—	—	—	—	—	—	$8.47	—
9/30/18	8.41	8.76	8.42	8.44	8.44	8.72	8.44	8.44
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	3.11%	2.98%	2.47%	2.31%	2.81%	2.72%	3.39%	3.31%
Taxable equivalent[4]	5.25	5.03	4.17	3.90	4.75	4.59	5.73	5.59
Current 30-day
SEC yield[5]	N/A	2.27	1.73	1.58	N/A	2.01	2.62	2.57
Taxable equivalent[4]	N/A	3.83	2.92	2.67	N/A	3.40	4.43	4.34

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Tax Exempt Income Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/17	0.77%	1.40%	1.55%	1.05%	0.53% #	0.55%
Annualized expense ratio for the
six-month period ended 9/30/18*	0.77%	1.40%	1.55%	1.05%	0.53%	0.55%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

# Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect current fees and the lower investor servicing fees applicable to class R6 shares.

* Expense ratios for each class, except for those that started up during the six-month period, are for the fund’s most recent fiscal half year. For a new class, the ratio is for the period from the inception date of the class to 9/30/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class from 4/1/18 to 9/30/18. For a new class, the expenses shown are for the period from the inception date of the class to 9/30/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The table also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.87	$7.03	$7.78	$5.28	$1.92‡	$2.77
Ending value (after expenses)	$1,005.60	$1,002.40	$1,001.60	$1,004.10	$1,008.30	$1,006.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 9/30/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for shares of any new class been shown for the entire period from 4/1/18 to 9/30/18, they would have been higher.

12 Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/18, use the following calculation method. To find the value of your investment on 4/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.90	$7.08	$7.84	$5.32	$2.69	$2.79
Ending value (after expenses)	$1,021.21	$1,018.05	$1,017.30	$1,019.80	$1,022.41	$1,022.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18, or in the case of a new class, the average net assets of the class from the inception date for the class to 9/30/18. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Tax Exempt Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

14 Tax Exempt Income Fund

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2018, Putnam employees had approximately $508,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Tax Exempt Income Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Tax Exempt Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Tax Exempt Income Fund 17

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

18 Tax Exempt Income Fund

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

Tax Exempt Income Fund 19

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper General & Insured Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 254, 226 and 200 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax Exempt Income Fund 21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund (the “fund”), including the fund’s portfolio, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
November 8, 2018

22 Tax Exempt Income Fund

The fund’s portfolio 9/30/18

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGC Assured Guaranty Corp.	MAC Municipal Assurance Corporation
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	PSFG Permanent School Fund Guaranteed
BAM Build America Mutual	Q-SBLF Qualified School Board Loan Fund
COP Certificates of Participation	U.S. Govt. Coll. U.S. Government Collateralized
FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes, which are floating-
FHLMC Coll. Federal Home Loan Mortgage	rate securities with long-term maturities that carry
Corporation Collateralized	coupons that reset and are payable upon demand
FRB Floating Rate Bonds: the rate shown is the current	either daily, weekly or monthly. The rate shown is the
interest rate at the close of the reporting period. Rates	current interest rate at the close of the reporting
may be subject to a cap or floor. For certain securities,	period. Rates are set by remarketing agents and may
the rate may represent a fixed rate currently in place	take into consideration market supply and demand,
at the close of the reporting period.	credit quality and the current SIFMA Municipal Swap
FRN Floating Rate Notes: the rate shown is the current	Index rate, which was 1.56% as of the close of the
interest rate or yield at the close of the reporting period.	reporting period.
Rates may be subject to a cap or floor. For certain
securities, the rate may represent a fixed rate currently
in place at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (100.8%)*	Rating**	Principal amount	Value
Alabama (0.7%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds,
(Cullman Regl. Med. Ctr.), Ser. A, 7.00%, 2/1/36	Baa3	$1,750,000	$1,766,800
Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6.50%, 10/1/53	BBB–	1,000,000	1,170,340
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	2,575,000	2,877,434
5.00%, 9/15/33	AA	350,000	392,476
			6,207,050
Arizona (3.6%)
AZ Game & Fish Dept. and Comm. Rev. Bonds, (AGF
Administration Bldg.), 5.00%, 7/1/21	A2	385,000	385,893
AZ State Hlth. Fac. Auth. Rev. Bonds, (Scottsdale
Hlth. Care), 5.00%, 12/1/28	A2	500,000	558,560
AZ State Hlth. Fac. Auth. Hlth. Care Ed. Rev. Bonds,
(Kirksville College), 5.125%, 1/1/30	A–	750,000	774,840
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS
Schools, Inc.), Ser. D, 5.00%, 7/1/51	BB	1,025,000	1,035,783
AZ State Sports & Tourism Auth. Rev. Bonds, (Multi-
Purpose Stadium Fac.), Ser. A, 5.00%, 7/1/30	A1	500,000	529,885
AZ State U. Nanotechnology Research, LLC Lease
Rev. Bonds, (AZ State U. Research Park Lease),
Ser. A, AGC, 5.00%, 3/1/34 (Prerefunded 3/1/19)	AA	500,000	506,430
Casa Grande, Indl. Dev. Auth. Rev. Bonds,
(Casa Grande Regl. Med. Ctr.), Ser. A, 7.625%,
12/1/29 (escrow) F		2,850,000	8,519

Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Central AZ State Wtr. Conservation Dist. Rev. Bonds,
(Wtr. Delivery Operation & Maintenance (O&M)),
5.00%, 1/1/36	AA+	$640,000	$719,238
El Mirage G.O. Bonds, AGM, 5.00%, 7/1/42	AA	250,000	268,320
Glendale, Excise Tax Rev. Bonds, 5.00%, 7/1/30	AA	300,000	346,848
Glendale, Indl. Dev. Auth. Rev. Bonds, (Midwestern
U.), 5.125%, 5/15/40	A	4,500,000	4,681,845
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds,
(Royal Oaks Life Care Cmnty.), 5.00%, 5/15/39	A/F	3,500,000	3,767,225
Lake Havasu City, Waste Wtr. Syst. Rev. Bonds,
Ser. B, AGM, 5.00%, 7/1/43	AA	250,000	273,923
Maricopa Cnty., G.O. Bonds, (Unified School Dist.
No. 89 Dysart), BAM, 4.00%, 7/1/27	AA	550,000	591,690
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), Ser. C, 5.00%, 7/1/48	AA–	600,000	658,272
(Reid Traditional Schools Painted Rock Academy),
5.00%, 7/1/36	Baa3	250,000	261,243
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	350,000	360,392
Maricopa Cnty., Indl. Dev. Auth. Hlth. Fac.
Rev. Bonds, (Catholic Hlth. Care West), Ser. A,
6.00%, 7/1/39	A	750,000	770,408
Maricopa Cnty., Indl. Dev. Auth. Solid Waste Disp.
Mandatory Put Bonds (6/3/24), (Waste Mgt., Inc.),
3.375%, 12/1/31	A–2	250,000	251,803
Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	4,350,000	4,426,995
(Southern CA Edl. Co.), Ser. A, 5.00%, 6/1/35	A1	650,000	676,624
Northern AZ U. Rev. Bonds
5.00%, 6/1/36	A1	450,000	477,369
5.00%, 6/1/34	A1	250,000	275,583
Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds, Ser. A,
5.00%, 7/1/40 (Prerefunded 7/1/20)	A1	500,000	525,440
Phoenix, Civic Impt. Corp. Dist. Rev. Bonds, (Civic
Plaza), Ser. B, FGIC, NATL, 5.50%, 7/1/43	Aa2	1,000,000	1,311,410
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	1,000,000	1,042,480
(Great Hearts Academies), Ser. A, 5.00%, 7/1/36	BBB–	150,000	158,876
(Choice Academies, Inc.), 4.875%, 9/1/22	BB	125,000	128,141
(Great Hearts Academies), 3.75%, 7/1/24	BBB–	205,000	209,408
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
5.00%, 7/1/35	BB	100,000	102,466
Ser. A, 5.00%, 7/1/35	BB	150,000	153,699
Pima Cnty., G.O. Bonds, (Unified School Dist. No. 6),
MAC, 4.00%, 7/1/28	AA	200,000	212,630
Pima Cnty., Indl. Dev. Auth. Rev. Bonds, (Providence
Day School, Inc.), 5.125%, 12/1/40	BBB+	500,000	511,625
Queen Creek, Excise Tax & State Shared Rev. Rev.
Bonds, 5.00%, 8/1/31	AA	500,000	571,555
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	Baa1	1,900,000	2,267,992
5.00%, 12/1/37	Baa1	500,000	580,375

24 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Student & Academic Svcs., LLC Rev. Bonds,
(Northern AZ Cap. Fac. Fin. Corp.), BAM,
5.00%, 6/1/25	AA	$200,000	$224,784
Sundance Cmnty., Fac. Dist. G.O. Bonds, MAC,
4.00%, 7/15/24	AA	250,000	264,270
U. Med. Ctr. Corp. Hosp. Rev. Bonds, U.S. Govt. Coll.
6.50%, 7/1/39 (Prerefunded 7/1/19)	AAA/P	500,000	516,700
6.25%, 7/1/29 (Prerefunded 7/1/19)	AAA/P	500,000	515,775
U. of AZ Board of Regents Syst. Rev. Bonds, (Green
Bond), Ser. A, 5.00%, 7/1/41	Aa2	200,000	223,354
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds,
(Yavapai Regl. Med. Ctr.)
Ser. A, 5.25%, 8/1/33	A3	100,000	108,823
5.00%, 8/1/34	A3	300,000	329,067
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	265,000	267,425
Yuma, Indl. Dev. Auth. Hosp. Rev. Bonds, (Yuma Regl.
Med. Ctr.), Ser. A, 5.25%, 8/1/32	A–	400,000	449,620
			33,283,603
California (4.1%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42	A–/F	1,300,000	1,363,193
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	1,500,000	1,546,890
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,802,918
CA State Poll. Control Fin. Auth. Solid
Waste Disp. 144A
Mandatory Put Bonds (1/15/19), Ser. A-1,
1.85%, 11/1/42	A–2	2,000,000	1,999,840
Mandatory Put Bonds (11/1/18), Ser. A,
1.85%, 8/1/23	A–2	5,750,000	5,747,815
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	655,000	688,320
AGM, 5.00%, 11/15/44	AA	1,500,000	1,641,075
Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 5.00%, 9/1/35	A–	585,000	640,031
Los Angeles Cnty., Fac. Inc. Lease Rev. Bonds,
(Vermont Corridor Cnty., Admin. Bldg.), Ser. A
5.00%, 12/1/38	AA	1,915,000	2,203,016
5.00%, 12/1/35	AA	2,780,000	3,240,007
4.00%, 12/1/48	AA	2,250,000	2,295,180
Los Angeles, Dept. of Arpt. Rev. Bonds, (Los Angeles
Intl. Arpt.), 5.00%, 5/15/30	AA	1,000,000	1,101,970
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	2,250,000	3,085,425
Riverside Cnty., Asset Leasing Corp. Rev. Bonds,
(Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	A1	4,000,000	3,262,880
Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A,
FGIC, NATL, zero %, 12/1/22	A–	7,500,000	6,724,050
Sacramento, Regl. Trans. Dist. Rev. Bonds,
(Farebox), 5.00%, 3/1/25	A3	630,000	662,747
			38,005,357

Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Colorado (1.7%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.50%, 6/1/33	BBB	$650,000	$711,315
(Valley View Hosp. Assn.), 5.00%, 5/15/45	A–	1,000,000	1,076,280
(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/35	BBB+/F	1,000,000	1,065,160
Denver City & Cnty., Arpt. Rev. Bonds, (Sub. Syst.),
Ser. A, 5.50%, 11/15/31	A2	1,925,000	2,165,356
E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21), (Sr. Libor Index), Ser. B, 2.544%, 9/1/39	A2	1,000,000	1,008,890
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A2	13,000,000	7,019,740
High Plains Co. Metro. Dist. G.O. Bonds, NATL,
4.00%, 12/1/47	Baa2	1,525,000	1,491,496
Park Creek, Metro. Dist. Tax Allocation Bonds, (Sr.
Ltd. Property Tax Supported), Ser. A, 5.00%, 12/1/45	A/F	225,000	244,134
Regl. Trans. Dist. Rev. Bonds, (Denver Trans.
Partners), 6.00%, 1/15/41	Baa3	750,000	780,428
			15,562,799
Connecticut (0.2%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F, 5.00%, 7/1/34	BBB+/F	1,500,000	1,591,800
			1,591,800
Delaware (1.1%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.40%, 2/1/31	Baa1	1,700,000	1,790,219
(Indian River Pwr.), 5.375%, 10/1/45	Baa3	2,000,000	2,085,800
DE State Hlth. Fac. Auth. Rev. Bonds, (Bayhealth
Med. Ctr.), Ser. A, 4.00%, 7/1/40	AA–	1,750,000	1,777,055
DE State Hlth. Fac. Auth. VRDN, (Christiana Care),
Ser. A, 1.68%, 10/1/38	VMIG1	5,015,000	5,015,000
			10,668,074
District of Columbia (2.7%)
DC Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41	BBB	2,955,000	3,126,035
(Kipp DC), Ser. A, 5.00%, 7/1/37	BBB+	3,750,000	4,085,700
DC Ballpark Rev. Bonds, Ser. B-1, FGIC, NATL,
5.00%, 2/1/25	A2	1,035,000	1,036,739
DC U. Rev. Bonds, (Gallaudet U.)
5.50%, 4/1/41	A+	2,000,000	2,134,360
5.50%, 4/1/34	A+	1,000,000	1,070,180
DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, Ser. B
5.00%, 10/1/37	AA+	3,135,000	3,502,924
5.00%, 10/1/35	AA+	5,000,000	5,623,600
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds, (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	4,740,780
			25,320,318

26 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Florida (4.0%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds,
(Health First, Inc.), U.S. Govt. Coll., 7.00%, 4/1/39
(Prerefunded 4/1/19)	A2	$4,000,000	$4,101,680
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A–	890,000	902,923
FL State Muni. Pwr. Agcy. Rev. Bonds, (All
Requirements Pwr. Supply), Ser. A, 5.00%, 10/1/31	A2	495,000	495,000
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	2,250,000	2,459,228
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland
Regl. Hlth.)
5.00%, 11/15/45	A2	1,735,000	1,869,254
5.00%, 11/15/40	A2	2,175,000	2,349,500
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	BBB+	1,060,000	1,078,624
Miami-Dade Cnty., Rev. Bonds, (Tran. Syst. Sales
Surtax), 5.00%, 7/1/42	AA	3,000,000	3,219,840
Miami-Dade Cnty., Aviation Rev. Bonds
Ser. B, 5.00%, 10/1/41	A2	5,000,000	5,248,050
Ser. A, 5.00%, 10/1/38	A	1,750,000	1,902,618
5.00%, 10/1/28	A2	500,000	559,170
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,800,000	1,924,542
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Acts
Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	5,000,000	5,485,150
Sarasota Cnty., Pub. Hosp. Dist. Rev. Bonds,
(Sarasota Memorial Hosp.), 5.00%, 7/1/38	A1	1,500,000	1,667,355
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	480,000	521,131
Sunrise, Util. Syst. Rev. Bonds, AMBAC,
5.20%, 10/1/22	AA–	3,405,000	3,405,000
			37,189,065
Georgia (2.8%)
Atlanta, Tax Alloc. Bonds, (Atlantic Station)
5.00%, 12/1/24	A3	800,000	898,976
5.00%, 12/1/22	A3	1,375,000	1,501,541
5.00%, 12/1/18	A3	1,250,000	1,255,950
Atlanta, Wtr. & Waste Wtr. Rev. Bonds,
5.00%, 11/1/43	Aa2	2,750,000	3,038,118
Burke Cnty., Dev. Auth. Poll. Control Mandatory
Put Bonds (8/22/19), (GA Pwr. Co. (Plant Vogtle)),
1.85%, 12/1/49	A–	2,000,000	1,984,800
Forsyth Cnty., Hosp. Auth. Rev. Bonds, (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6.25%, 10/1/18
(Escrowed to maturity)	AAA	130,000	130,000
Fulton Cnty., Dev. Auth. Rev. Bonds, (GA Tech
Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	2,250,000	2,420,955
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	2,085,000	2,160,227
5.00%, 3/1/37	BBB–/F	450,000	471,056

Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Georgia cont.
Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care), Ser. S, 5.50%, 8/15/54	AA–	$1,825,000	$2,062,816
(Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/37	A	1,000,000	1,095,060
(Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/36	A	4,000,000	4,398,360
Main St. Natural Gas, Inc. Rev. Bonds, (GA Gas),
Ser. A, 5.50%, 9/15/21	A–	370,000	401,291
Muni. Election Auth. of GA Rev. Bonds, (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A2	3,500,000	3,743,460
			25,562,610
Guam (0.3%)
Territory of GU, Govt. Hotel Occupancy Tax Rev.
Bonds, Ser. A, 6.00%, 11/1/26	A–	250,000	268,805
Territory of GU, Govt. Ltd. Oblig. Rev.
Bonds, (Section 30), Ser. A, 5.75%, 12/1/34
(Prerefunded 12/1/19)	BBB+	1,000,000	1,043,370
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40
(Prerefunded 7/1/20)	A–	300,000	318,357
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
U.S. Govt. Coll., 5.50%, 10/1/40
(Prerefunded 10/1/20)	Baa2	100,000	106,697
5.00%, 10/1/34	Baa2	200,000	210,948
AGM, 5.00%, 10/1/30	AA	500,000	546,075
			2,494,252
Idaho (1.0%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	1,500,000	1,652,700
ID State Hsg. & Fin. Assn. Rev. Bonds, (Garvee),
4.00%, 7/15/30	A2	7,000,000	7,218,120
			8,870,820
Illinois (7.0%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	2,880,000	3,246,538
Ser. B-2, 5.50%, 1/1/37	BBB+	6,000,000	6,390,360
Ser. A, 5.25%, 1/1/33	BBB+	1,200,000	1,262,172
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	B+	1,500,000	1,535,550
(School Reform), Ser. B-1, NATL, zero %, 12/1/21	Baa2	1,000,000	906,410
(School Reform), Ser. A, NATL, zero %, 12/1/18	Baa2	3,125,000	3,111,781
Chicago, Hsg. Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/31	AA–	4,540,000	5,135,103
Chicago, Motor Fuel Tax Rev. Bonds, AGM
5.00%, 1/1/33	AA	1,000,000	1,056,540
5.00%, 1/1/30	AA	200,000	213,564
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. F,
5.00%, 1/1/40	A2	3,700,000	3,807,670
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	3,000,000	3,175,470
(2nd Lien), 5.00%, 1/1/39	A	2,720,000	2,880,426

28 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/29	A	$1,750,000	$1,943,725
AGM, 5.00%, 11/1/25	AA	1,420,000	1,423,621
AGM, U.S. Govt. Coll., 5.00%, 11/1/25
(Prerefunded 11/1/18)	AA	275,000	275,701
IL Fin. Auth. Rev. Bonds, (Rush U. Med. Ctr.)
Ser. B, U.S. Govt. Coll., 7.25%, 11/1/38
(Prerefunded 11/1/18)	Aaa	2,520,000	2,530,962
Ser. C, U.S. Govt. Coll., 6.625%, 11/1/39
(Prerefunded 5/1/19)	Aaa	1,075,000	1,103,853
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	1,250,000	1,280,838
5.00%, 1/1/41	Baa3	700,000	715,743
5.00%, 11/1/34	Baa3	1,000,000	1,037,640
Ser. B, 5.00%, 10/1/32	Baa3	2,000,000	2,092,920
Ser. A, 5.00%, 12/1/31	Baa3	2,870,000	2,996,337
Ser. C, 5.00%, 11/1/29	Baa3	2,000,000	2,098,120
Ser. A, 5.00%, 12/1/28	Baa3	2,000,000	2,109,660
5.00%, 2/1/28	Baa3	2,350,000	2,475,796
5.00%, 8/1/21	Baa3	2,250,000	2,343,803
IL State Fin. Auth. Rev. Bonds, (Riverside Hlth. Syst.
Oblig. Group), 4.00%, 11/15/31	A+	500,000	505,520
IL State Fin. Auth. Student Hsg. & Academic Fac.
Rev. Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A,
5.00%, 2/15/47	Baa3	500,000	534,690
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion), Ser. A, 5.00%, 6/15/57	BB+	2,500,000	2,645,325
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, (Green Bond), Ser. E, 5.00%, 12/1/29	AA+	1,580,000	1,794,991
Railsplitter Tobacco Settlement Auth. Rev. Bonds,
5.00%, 6/1/24	A	2,500,000	2,790,300
			65,421,129
Indiana (1.5%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5.25%, 10/15/21	A3	6,150,000	6,658,359
IN State Fin. Auth. Econ. Dev. Mandatory Put Bonds
(12/3/18), (Republic Svcs., Inc.), 1.90%, 12/1/37	A–2	6,000,000	5,998,020
IN State Fin. Auth. Edl. Fac. Rev. Bonds, (Butler U.),
Ser. B, 5.00%, 2/1/27	A–	935,000	1,002,096
			13,658,475
Iowa (0.1%)
Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C,
5.375%, 6/1/38	B+	750,000	757,478
			757,478
Kansas (0.3%)
KS State Dev. Fin. Auth. Rev. Bonds, (Lifespace
Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	BBB/F	2,900,000	2,980,707
			2,980,707

Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Kentucky (2.6%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	$1,400,000	$1,533,490
KY State Econ. Dev. Fin. Auth. Rev. Bonds, (Louisville
Arena Auth., Inc.), Ser. A, AGM, 5.00%, 12/1/45	AA	2,750,000	3,018,840
KY State Property & Bldg. Comm. Rev. Bonds
(No. 119), 5.00%, 5/1/37	A1	2,500,000	2,747,375
(Project No. 117), Ser. B, 5.00%, 5/1/29	A1	850,000	954,491
(Project No. 117), Ser. B, 5.00%, 5/1/28	A1	565,000	637,603
KY State Pub. Energy Auth. Gas Supply Mandatory
Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	5,000,000	5,279,800
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds, (Norton Healthcare, Inc.), Ser. A
5.00%, 10/1/30	A–	1,135,000	1,273,890
4.00%, 10/1/34	A–	6,000,000	6,036,780
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A
5.00%, 7/1/31	A+	415,000	449,379
5.00%, 7/1/30	A+	1,000,000	1,084,470
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds, (American
Wtr. Co.), Ser. A, 6.25%, 6/1/39	A	1,000,000	1,027,860
			24,043,978
Louisiana (0.6%)
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev.
Bonds, (St. Tammany Parish Hosp.), Ser. A
5.00%, 7/1/36	A/F	1,715,000	1,894,475
5.00%, 7/1/35	A/F	1,710,000	1,897,826
5.00%, 7/1/34	A/F	655,000	729,788
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 5/15/23	A	1,200,000	1,323,468
			5,845,557
Maryland (0.7%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig.
Group), Ser. A, 5.00%, 1/1/36	BBB/F	750,000	817,785
MD Econ. Dev. Corp. Poll. Control Rev. Bonds,
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	1,100,000	1,118,546
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	1,250,000	1,331,575
(Peninsula Regl. Med. Ctr.), 5.00%, 7/1/39	A	2,750,000	2,977,810
			6,245,716
Massachusetts (2.9%)
MA State G.O. Bonds, Ser. G, 4.00%, 9/1/42	Aa1	2,245,000	2,275,375
MA State Dept. Trans. Rev. Bonds, (Metro Hwy. Syst.),
Ser. B, 5.00%, 1/1/37	A+	6,750,000	6,956,550
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	920,000	976,608
(Suffolk U.), Ser. A, 5.75%, 7/1/39	Baa2	1,340,000	1,368,354
(Suffolk U.), Ser. A, U.S. Govt. Coll., 5.75%, 7/1/39
(Prerefunded 7/1/19)	AAA/P	110,000	113,148
(Suffolk U.), 5.125%, 7/1/40	Baa2	2,000,000	2,071,380
(Franklin W. Olin College of Engineering), Ser. E,
5.00%, 11/1/43	A+	2,000,000	2,167,520

30 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Massachusetts cont.
MA State Edl. Fin. Auth. Rev. Bonds, Ser. B,
5.70%, 1/1/31	AA	$2,415,000	$2,487,209
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Northeastern U.), Ser. A, 5.00%, 10/1/35	A1	2,600,000	2,724,826
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
5.10%, 12/1/30	Aa2	1,130,000	1,144,577
MA State School Bldg. Auth. Sales Tax Rev. Bonds,
Ser. C, 5.00%, 8/15/37	AA+	4,420,000	4,932,985
			27,218,532
Michigan (7.2%)
Belding Area School G.O. Bonds, Ser. A, Q-SBLF,
5.00%, 5/1/40	AA	300,000	329,517
Berkley, School Dist. G.O. Bonds, (School Bldg. &
Site), Q-SBLF, 5.00%, 5/1/31	AA	250,000	279,335
Caledonia Cmnty., Schools G.O. Bonds, Q-SBLF
5.00%, 5/1/39	AA	1,000,000	1,096,660
5.00%, 5/1/29	AA	415,000	463,447
Chippewa, Valley School G.O. Bonds, Ser. A, Q-SBLF
5.00%, 5/1/35	Aa1	775,000	863,776
5.00%, 5/1/34	Aa1	250,000	279,478
Detroit, G.O. Bonds, AMBAC, 5.25%, 4/1/24	A–/P	77,500	73,561
Detroit, City School Dist. G.O. Bonds
Ser. C, FGIC, Q-SBLF, 5.25%, 5/1/25	Aa1	410,000	451,254
(School Bldg. & Site), Ser. A, Q-SBLF, 5.00%, 5/1/31	Aa1	1,000,000	1,076,200
Detroit, Downtown Dev. Auth. Tax Increment
Tax Alloc. Bonds, (Dev. Area No. 1), Ser. A, NATL,
4.75%, 7/1/25	A	1,170,000	1,185,339
Detroit, Wtr. & Swr. Dept. Disp. Syst. Rev. Bonds,
Ser. A, 5.00%, 7/1/32	A+	2,000,000	2,139,220
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6.25%, 7/1/36	AA	5,000	5,145
Flint, Hosp. Bldg. Auth. Rev. Bonds,
(Hurley Med. Ctr.)
7.50%, 7/1/39	Ba1	150,000	159,258
7.375%, 7/1/35	Ba1	1,250,000	1,329,338
Genesee Cnty., Wtr. Supply Syst. G.O. Bonds
BAM, 5.375%, 11/1/38	AA	500,000	552,485
BAM, 5.25%, 2/1/40	AA	200,000	219,116
(Wtr. Supply Syst.), Ser. B, BAM, 5.00%, 2/1/33	AA	250,000	276,948
Grand Rapids, Wtr. Supply Syst. Rev. Bonds,
5.00%, 1/1/41	Aa2	400,000	441,324
Grand Valley, State U. Rev. Bonds
(MI State U.), Ser. A, U.S. Govt. Coll., 5.00%, 12/1/32	A1	250,000	278,560
Ser. B, 5.00%, 12/1/28	A+	250,000	280,930
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	A	7,780,000	8,615,572
Holland, School Dist. G.O. Bonds, AGM,
5.00%, 5/1/29	AA	1,000,000	1,117,840
Kalamazoo, Hosp. Fin. Auth. Fac. Rev. Bonds,
(Bronson Healthcare Group), 4.00%, 5/15/31	A2	500,000	511,200

Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Karegnondi, Wtr. Auth. Rev. Bonds
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/31	A2	$250,000	$275,823
(Wtr. Supply Syst.), Ser. A, 5.25%, 11/1/30	A2	3,000,000	3,314,340
5.00%, 11/1/36	A	1,285,000	1,411,765
5.00%, 11/1/34	A	1,600,000	1,768,240
5.00%, 11/1/31	A	1,100,000	1,227,380
5.00%, 11/1/30	A	220,000	246,385
Kentwood, Economic Dev. Rev. Bonds
(Holland Home), 5.625%, 11/15/32	BBB–/F	350,000	375,186
(Holland Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	2,250,000	2,396,543
Kentwood, Pub. School G.O. Bonds, (School Bldg. &
Site), 5.00%, 5/1/41	AA–	250,000	273,728
Lansing, School Dist. G.O. Bonds, (School Bldg. &
Site), Ser. I, Q-SBLF
5.00%, 5/1/41	AA	225,000	247,138
5.00%, 5/1/27	AA	500,000	576,495
Lincoln, Cons. School Dist. G.O. Bonds, Ser. A, AGM,
Q-SBLF, 5.00%, 5/1/40	AA	200,000	219,678
Livonia, Pub. School Dist. G.O. Bonds, AGM,
5.00%, 5/1/45	AA	200,000	218,010
MI Pub. Pwr. Agcy. Rev. Bonds, Ser. A, 5.00%, 1/1/27	A2	700,000	740,306
MI State Bldg. Auth. Rev. Bonds, (Fac. Program), Ser. I
6.00%, 10/15/38 (Prerefunded 10/15/18)	AAA/P	725,000	726,102
U.S. Govt. Coll., 6.00%, 10/15/38
(Prerefunded 10/15/18)	AAA/P	1,000,000	1,001,520
MI State Fin. Auth. Rev. Bonds
(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	2,750,000	2,983,310
(Sparrow Hlth. Oblig. Group), 5.00%, 11/15/42	A1	1,590,000	1,699,583
Ser. H-1, 5.00%, 10/1/39	AA–	5,250,000	5,758,935
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	400,000	434,508
(Local Govt. Loan Program Pub. Ltg. Auth.), Ser. B,
5.00%, 7/1/34	A–	500,000	533,880
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A+	270,000	293,690
Ser. H-1, 5.00%, 10/1/30	AA–	500,000	551,340
(MidMichigan Hlth.), 5.00%, 6/1/30	A1	500,000	554,735
(Detroit), Ser. C-3, 5.00%, 4/1/26	Aa2	1,000,000	1,136,980
(Detroit), Ser. C-3, 5.00%, 4/1/24	Aa2	500,000	556,225
(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	A	850,000	890,001
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds, (College
for Creative Studies), 5.00%, 12/1/45	BBB+	250,000	259,538
MI State Hsg. Dev. Auth. Rev. Bonds
(Rental Hsg.), Ser. A, 4.625%, 10/1/39	AA	225,000	230,364
(Rental Hsg.), Ser. A, 4.45%, 10/1/34	AA	100,000	103,165
3.95%, 12/1/40	AA+	475,000	477,138
(Rental Hsg.), Ser. D, 3.95%, 10/1/37	AA	1,050,000	1,055,796

32 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Strategic Fund Ltd. Rev. Bonds
(United Methodist Retirement Cmntys., Inc.),
5.75%, 11/15/33	BBB+/F	$500,000	$500,695
(Worthington Armstrong Venture), 5.75%, 10/1/22
(Escrowed to maturity)	AAA/P	1,500,000	1,681,920
MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	1,500,000	1,670,415
(Evangelical Homes of MI), 5.25%, 6/1/32	BB+/F	400,000	412,048
Oakland U. Rev. Bonds
5.00%, 3/1/39	A1	2,000,000	2,183,840
Ser. A, 5.00%, 3/1/33	A1	500,000	542,115
5.00%, 3/1/32	A1	130,000	142,832
Rochester, Cmnty. School Dist. G.O. Bonds, Ser. I,
5.00%, 5/1/36	AA–	250,000	278,648
Roseville, School Dist. G.O. Bonds, Q-SBLF,
5.00%, 5/1/31	AA	250,000	278,388
Saginaw Valley State U. Rev. Bonds, Ser. A
5.00%, 7/1/35	A1	300,000	331,362
5.00%, 7/1/32	A1	200,000	223,066
Saginaw, Hosp. Fin. Auth. Rev. Bonds, (Convenant
Med. Ctr.), Ser. H, 5.00%, 7/1/30	A+	1,000,000	1,041,740
South Haven, Pub. School Bldg. & Site G.O. Bonds,
Ser. A, BAM, 5.00%, 5/1/29	AA	575,000	643,707
Thornapple Kellogg, School Dist. G.O. Bonds,
Q-SBLF, 5.00%, 5/1/32	Aa1	250,000	276,593
Warren, Cons. School Dist. G.O. Bonds, Ser. A,
Q-SBLF, 5.00%, 5/1/35	AA	350,000	384,682
Wayne Cnty., Arpt. Auth. Rev. Bonds, (Detroit Metro.
Arpt.), Ser. C, 5.00%, 12/1/22	A2	1,000,000	1,054,040
Wayne St. U. Rev. Bonds, AGM, 5.00%, 11/15/25
(Prerefunded 11/15/18)	Aa3	415,000	416,598
			66,626,019
Minnesota (0.3%)
MN State Higher Ed. Fac. Auth. Rev. Bonds,
(Carleton College)
4.00%, 3/1/36	Aa2	400,000	414,456
4.00%, 3/1/35	Aa2	1,000,000	1,039,850
St. Paul, Port Auth. Solid Waste Disp. 144A
Rev. Bonds, (Gerdau St. Paul Steel Mill), Ser. 7,
4.50%, 10/1/37	BBB–	1,500,000	1,391,325
			2,845,631
Mississippi (0.8%)
MS Bus. Fin. Corp. Rev. Bonds, (Syst. Energy
Resources, Inc.), 5.875%, 4/1/22	BBB+	1,865,000	1,868,674
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.), Ser. E,
1.58%, 12/1/30	VMIG1	5,600,000	5,600,000
			7,468,674

Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Missouri (1.5%)
KS City, Sanitation Swr. Syst. Rev. Bonds, Ser. B
5.00%, 1/1/34 ###	Aa2	$350,000	$402,458
5.00%, 1/1/33 ###	Aa2	650,000	753,649
5.00%, 1/1/31 ###	Aa2	525,000	613,793
5.00%, 1/1/29 ###	Aa2	525,000	619,862
5.00%, 1/1/28 ###	Aa2	275,000	326,414
MO State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds, (Independence, Elec. Syst. Dogwood),
Ser. A, 5.00%, 6/1/37	A	2,000,000	2,145,640
MO State Hlth. & Edl. Fac. Auth. VRDN, (WA U. (The))
Ser. C, 1.54%, 9/1/30	VMIG1	5,000,000	5,000,000
Ser. D, 1.54%, 9/1/30	VMIG1	3,900,000	3,900,000
			13,761,816
Nevada (0.2%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	Aa3	1,300,000	1,429,051
Clark Cnty., Impt. Dist. Special Assmt. Bonds,
(Mountains Edge Local No. 142), 5.00%, 8/1/20	A	710,000	736,497
			2,165,548
New Hampshire (0.8%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	660,406
(Catholic Med. Ctr.), 5.00%, 7/1/44	A–	1,500,000	1,615,440
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	4,500,000	4,846,905
			7,122,751
New Jersey (4.8%)
Bayonne, G.O. Bonds, (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	1,300,000	1,411,943
NJ State Econ. Dev. Auth. Rev. Bonds
(MSU Student Hsg.), 5.875%, 6/1/42
(Prerefunded 6/1/20)	Aaa	3,840,000	4,085,453
(School Fac. Construction), Ser. AA,
5.25%, 12/15/33	Baa1	3,660,000	3,725,917
(Provident Group-Montclair State U. Student Hsg.
& Properties), 5.00%, 6/1/37	AA	1,250,000	1,363,650
Ser. B, 5.00%, 11/1/26	Baa1	5,400,000	6,022,026
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds,
(Port Newark Container Term., LLC), 5.00%, 10/1/37	Ba1	3,000,000	3,196,800
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds,
(NJ American Wtr. Co.)
Ser. B, 5.60%, 11/1/34	A1	2,000,000	2,085,300
Ser. D, 4.875%, 11/1/29	A1	1,100,000	1,139,017
NJ State Higher Ed. Assistance Auth. Rev. Bonds,
(Student Loan), Ser. A, 5.625%, 6/1/30	AA	2,250,000	2,301,795
NJ State Trans. Trust Fund Auth. Rev. Bonds,
(Trans. Syst.)
Ser. A, 6.00%, 6/15/35	Baa1	3,000,000	3,240,750
Ser. C, AMBAC, zero %, 12/15/24	Baa1	8,760,000	6,973,924
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A
5.00%, 6/1/35	A–	2,000,000	2,218,120
5.00%, 6/1/33	A–	2,000,000	2,235,400
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds, (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	4,750,000	5,143,300
			45,143,395

34 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
New Mexico (0.7%)
Farmington, Poll. Control Rev. Bonds, (AZ Pub. Svc.
Co.), Ser. B, 4.70%, 9/1/24	A2	$4,500,000	$4,727,160
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo
Retirement Res.), 5.00%, 5/15/32	BBB–	2,155,000	2,226,115
			6,953,275
New York (12.6%)
Hudson Yards Infrastructure Corp. Rev. Bonds,
Ser. A, FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47
(Prerefunded 2/15/21)	Aa3	55,000	59,815
Metro. Trans. Auth. Rev. Bonds
Ser. D-1, 5.00%, 11/15/39	A1	3,360,000	3,683,803
(Green Bonds), Ser. C-1, 4.00%, 11/15/35	A1	1,500,000	1,543,440
(Green Bonds), Ser. C-1, 4.00%, 11/15/32	A1	5,500,000	5,750,250
Metro. Trans. Auth. Dedicated Tax Mandatory Put
Bonds (6/1/22), Ser. A-2A, 2.01%, 11/1/26	AA	5,125,000	5,123,924
Metro. Trans. Auth. Dedicated Tax Rev. Bonds, Ser. A,
5.50%, 11/15/39 (Prerefunded 11/15/18)	AAA/P	175,000	175,786
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds,
(U. of Rochester)
Ser. C, 4.00%, 7/1/36	Aa3	750,000	780,315
Ser. D, 4.00%, 7/1/36	Aa3	500,000	520,210
Ser. C, 4.00%, 7/1/35	Aa3	1,500,000	1,566,390
Ser. D, 4.00%, 7/1/34	Aa3	650,000	684,301
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	5,480,000	5,627,083
NY City, G.O. Bonds, Ser. C, 5.00%, 8/1/32	Aa2	2,200,000	2,492,160
NY City, Indl. Dev. Agcy. Rev. Bonds, (Queens
Baseball Stadium — Pilot), AMBAC, 5.00%, 1/1/23	Baa2	300,000	300,759
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds,
(2nd Gen. Resolution), 5.00%, 6/15/46	Aa1	2,000,000	2,209,180
NY City, Transitional Fin. Auth. Rev. Bonds
(Future Tax), Ser. E-1, 5.00%, 2/1/38	AAA	3,710,000	4,122,626
Ser. C-2, 5.00%, 5/1/37	AAA	9,750,000	11,127,480
Ser. A-1, 5.00%, 8/1/36	AAA	8,100,000	9,284,301
Ser. C-3, 4.00%, 5/1/42	AAA	8,000,000	8,159,520
Ser. A-1, 4.00%, 8/1/41	AAA	1,450,000	1,480,711
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds,
Ser. S-1, 5.00%, 7/15/40	Aa2	5,000,000	5,475,750
NY State Dorm. Auth. Rev. Bonds, (Construction City
U. Syst.), Ser. A, 6.00%, 7/1/20	Aa2	10,900,000	11,417,532
NY State Dorm. Auth. Personal Income Tax Rev.
Bonds, Ser. E, 5.00%, 2/15/44	AAA	3,500,000	3,832,850
NY State Dorm. Auth. Sales Tax Rev. Bonds
(Bid Group No. 2), Ser. A, 5.00%, 3/15/36	AAA	10,000,000	11,449,300
Ser. 2015B-B, 5.00%, 3/15/35	AAA	1,000,000	1,123,990
Ser. A, 5.00%, 3/15/34	AAA	3,315,000	3,768,393
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds,
(Laguardia Arpt. Term. B Redev. Program), Ser. A
5.00%, 7/1/46	Baa3	1,000,000	1,055,030
5.00%, 7/1/41	Baa3	1,000,000	1,057,670

Tax Exempt Income Fund 35

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Port Auth. of NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6.75%, 10/1/19	BBB–/P	$400,000	$417,088
Ser. 207th, 5.00%, 9/15/30	Aa3	3,800,000	4,357,422
Ser. 172nd, 4.50%, 4/1/37	Aa3	1,940,000	1,991,759
Triborough Bridge & Tunnel Auth. FRN Mandatory
Put Bonds (9/26/19), Ser. B, 1.716%, 1/1/32	Aa3	6,750,000	6,751,350
			117,390,188
North Carolina (0.2%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. C,
6.75%, 1/1/24 (Prerefunded 1/1/19)	AAA/F	1,250,000	1,265,163
NC State Med. Care Comm. Retirement Fac. Rev.
Bonds, (United Methodist Retirement Homes),
Ser. A, 5.00%, 10/1/37	BBB/F	250,000	269,633
			1,534,796
Ohio (4.7%)
American Muni. Pwr., Inc. Mandatory Put Bonds
(8/15/19), (Prairie State Energy Campus), Ser. B,
5.00%, 2/15/34	A1	4,980,000	5,036,971
American Muni. Pwr., Inc. Rev. Bonds, (Meldahl
Hydroelectric (Green Bond)), Ser. A, 5.00%, 2/15/29	A2	1,200,000	1,348,296
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-2, 5.75%, 6/1/34	B–	4,000,000	4,000,000
Cleveland, Income Tax Rev. Bonds, (Bridges &
Roadways Impt.), Ser. B-2, 5.00%, 10/1/31	AA+	1,230,000	1,423,184
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A
6.125%, 7/1/40	BBB/F	1,000,000	1,079,700
6.00%, 7/1/35	BBB/F	1,875,000	2,021,756
Hamilton Cnty., Hlth. Care Rev. Bonds, (Life
Enriching Cmntys.), 5.00%, 1/1/32	BBB–/F	1,000,000	1,050,610
Huber Heights City School Dist. G.O. Bonds, (School
Impt.), 5.00%, 12/1/31	Aa2	1,100,000	1,243,858
Lancaster, Port Auth. FRN Mandatory Put Bonds
(8/1/19), (Gas), 2.136%, 5/1/38	Aa2	10,000,000	10,007,000
Middleburg Heights, Hosp. Rev. Bonds, (Southwest
Gen. Hlth. Ctr.), 5.00%, 8/1/47	A2	1,500,000	1,611,675
OH State G.O. Bonds, (Infrastructure Impt.), Ser. A,
4.00%, 2/1/33	Aa1	5,500,000	5,707,570
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic
Hlth. Syst.), Ser. A
4.00%, 1/1/43	Aa2	1,450,000	1,467,850
4.00%, 1/1/34	Aa2	1,250,000	1,311,050
OH State Private Activity Rev. Bonds, (Portsmouth
Bypass), AGM, 5.00%, 12/31/35	AA	1,750,000	1,903,108
Scioto Cnty., Hosp. Rev. Bonds, (Southern
OH Med. Ctr.)
5.00%, 2/15/34	A2	645,000	705,153
5.00%, 2/15/33	A2	355,000	389,556

36 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	$1,350,000	$1,444,514
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB–/F	145,000	153,200
Youngstown State U. Rev. Bonds, 5.00%, 12/15/25	A+	2,000,000	2,136,320
			44,041,371
Oregon (1.4%)
Gilliam Cnty., Solid Waste Disp. 144A Mandatory
Put Bonds (5/1/19), (Waste Mgt., Inc.), Ser. A,
2.25%, 8/1/25	A–2	10,000,000	9,986,200
OR State G.O. Bonds, Ser. F, 5.00%, 5/1/39	Aa1	2,635,000	2,949,197
			12,935,397
Pennsylvania (6.1%)
Allegheny Cnty., G.O. Bonds, Ser. C-77
4.00%, 11/1/35	Aa3	1,225,000	1,267,140
4.00%, 11/1/33	Aa3	300,000	313,161
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A
5.00%, 4/1/35	A	2,300,000	2,527,930
5.00%, 4/1/33	A	4,000,000	4,430,120
Centre Ctny., Hosp. Auth. Rev. Bonds, (Mount
Nittany Med. Ctr.), Ser. A, 5.00%, 11/15/41	A	500,000	541,965
Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A,
5.25%, 1/1/19	BBB+/F	1,465,000	1,476,354
(Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	120,000	129,990
(Diakon Lutheran Social Ministries), 5.00%, 1/1/31	BBB+/F	100,000	108,722
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds,
(Pinnacle Hlth. Syst.), Ser. A
5.00%, 6/1/36	A1	510,000	563,902
5.00%, 6/1/34	A1	640,000	712,198
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds, (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/29	Baa3	500,000	537,905
PA State COP, Ser. A
5.00%, 7/1/36	A2	2,000,000	2,198,460
5.00%, 7/1/34	A2	910,000	1,007,861
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
Mandatory Put Bonds (8/3/20), (Waste Mgt., Inc.),
Ser. A, 1.70%, 8/1/37	A–2	5,220,000	5,138,986
PA State Higher Edl. Fac. Auth. Rev. Bonds, (U.
of Sciences Philadelphia), 5.00%, 11/1/42	A3	1,500,000	1,607,220
PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 15-117A,
3.95%, 10/1/30	AA+	315,000	317,681
PA State Pub. School Bldg. Auth. Rev. Bonds,
(School Dist. Philadelphia)
5.00%, 4/1/24	A2	1,000,000	1,070,390
5.00%, 4/1/23	A2	1,000,000	1,072,810

Tax Exempt Income Fund 37

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Tpk. Comm. Rev. Bonds
Ser. A, 5.00%, 12/1/44	A1	$5,245,000	$5,710,913
Ser. B-1, 5.00%, 6/1/42	A3	1,725,000	1,859,343
Ser. A, 5.00%, 12/1/38	A1	2,250,000	2,461,658
Ser. 2nd, 5.00%, 12/1/37	A3	2,000,000	2,187,400
5.00%, 12/1/25 ##	A1	4,000,000	4,419,920
5.00%, 12/1/22 ##	A1	5,000,000	5,331,300
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
Ser. B, 5.00%, 12/1/27	A2	1,250,000	1,430,763
PA State U. Rev. Bonds, Ser. B
5.00%, 9/1/35	Aa1	1,000,000	1,129,350
5.00%, 9/1/34	Aa1	1,000,000	1,132,020
Philadelphia, Gas Wks. Rev. Bonds
5.00%, 8/1/32	A	1,000,000	1,114,810
5.00%, 8/1/31	A	1,000,000	1,117,420
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	3,000,000	3,128,880
Pittsburgh, G.O. Bonds
5.00%, 9/1/36	A1	500,000	562,290
4.00%, 9/1/33	A1	500,000	522,110
			57,130,972
Rhode Island (0.5%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/33	BBB+	1,000,000	1,096,720
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,250,000	3,389,978
			4,486,698
South Carolina (1.8%)
Lexington Cnty., Hlth. Svcs. Dist. Rev. Bonds,
(LexMed Oblig. Group)
4.00%, 11/1/32	A1	750,000	767,198
4.00%, 11/1/31	A1	750,000	768,945
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach
Air Force Base Redev.)
5.00%, 10/1/29	A2	1,000,000	1,116,400
5.00%, 10/1/28	A2	425,000	477,326
SC State Pub. Svcs. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5.75%, 12/1/43
(Prerefunded 12/1/23)	A+	6,000,000	7,008,600
Ser. A, 5.50%, 12/1/54	A+	2,000,000	2,156,880
Ser. E, 5.25%, 12/1/55	A+	1,970,000	2,115,622
Ser. E, 5.00%, 12/1/48	A+	1,385,000	1,447,657
Ser. A, 5.00%, 12/1/25	A+	750,000	836,123
			16,694,751
Tennessee (0.5%)
TN Energy Acquisition Corp. Gas Rev. Bonds, Ser. A,
5.25%, 9/1/20	A3	4,000,000	4,214,240
			4,214,240

38 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Texas (11.7%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift
Ed.), Ser. A, PSFG
5.00%, 12/1/33	AAA	$1,075,000	$1,226,468
4.00%, 12/1/31	AAA	365,000	381,024
Bexar Cnty., G.O. Bonds, 4.00%, 6/15/34	Aaa	2,000,000	2,088,920
Central TX Regl. Mobility Auth. Rev. Bonds, (Sr. Lien),
Ser. A, 5.00%, 1/1/33	Baa1	650,000	700,642
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA
Pub. Schools)
Ser. B, 5.00%, 8/15/27	BBB+	375,000	419,678
PSFG, 4.00%, 8/15/31	AAA	2,000,000	2,100,540
Clifton, Higher Ed. Fin. Corp. Ed. Rev. Bonds, (IDEA
Pub. Schools), PSFG, 5.00%, 8/15/33	AAA	1,000,000	1,116,710
Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	9,030,000	10,056,711
Dallas, Area Rapid Transit Sales Tax Rev. Bonds,
Ser. A, 5.00%, 12/1/41	AA+	2,215,000	2,474,354
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. A,
5.00%, 11/1/43	A1	1,735,000	1,810,160
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	5,000,000	5,528,850
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds, (YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/28	Baa3	1,300,000	1,379,729
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN, (The
Methodist Hosp.), Ser. C-1, 1.68%, 12/1/24	A-1+	3,300,000	3,300,000
Houston, G.O. Bonds, ( Indpt. School Dist.), Ser. A,
PSFG, 4.00%, 2/15/34	Aaa	10,000,000	10,441,000
Houston, Arpt. Syst. Rev. Bonds, Ser. A,
5.00%, 7/1/25	A+	3,500,000	3,734,640
Houston, Higher Ed. Fin. Co. Rev. Bonds, (Cosmos
Foundation), Ser. A, 5.00%, 2/15/32	BBB	1,250,000	1,303,400
Houston, Util. Syst. Rev. Bonds, Ser. D,
5.00%, 11/15/39	Aa2	2,285,000	2,538,681
La Vernia, Higher Ed. Fin. Corp. Rev. Bonds, (Kipp,
Inc.), Ser. A, 6.375%, 8/15/44 (Prerefunded 8/15/19)	AAA/P	1,700,000	1,760,877
Lower CO River Auth. Transmission Svcs. Contract
Corp. Rev. Bonds
5.00%, 5/15/40	A	750,000	818,243
5.00%, 5/15/33	A	150,000	167,801
Matagorda Cnty., Poll. Control Rev. Bonds, (Dist.
No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	2,250,000	2,428,020
Montgomery Cnty., Toll Road Auth. Rev. Bonds
5.00%, 9/15/34	BBB–	1,145,000	1,239,142
5.00%, 9/15/33	BBB–	710,000	771,103
New Hope Cultural Ed. Fac. Fin. Corp. Rev. Bonds,
(Children’s Hlth. Syst. of TX), Ser. A, 4.00%, 8/15/34	Aa2	1,000,000	1,034,720
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	750,000	792,488
(TX Woman’s U. CHF-Collegiate Hsg. Dining),
Ser. B-1, AGM, 4.00%, 7/1/48	AA	1,705,000	1,684,438

Tax Exempt Income Fund 39

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
North TX, Tollway Auth. Rev. Bonds
(1st Tier), Ser. I, 6.50%, 1/1/43	A1	$9,700,000	$11,565,504
Ser. D, AGC, zero %, 1/1/28	AA	11,620,000	8,601,008
Red River, Hlth. Retirement Fac. Dev. Corp.
Rev. Bonds, (Sears Methodist Retirement Syst.
Oblig. Group)
Ser. C, 6.25%, 5/9/53 (In default) †	D/P	46,000	64
Ser. B, 6.15%, 11/15/49 (In default) †	D/P	700,000	980
Ser. A, 6.05%, 11/15/46 (In default) †	D/P	525,000	368
Ser. D, 6.05%, 11/15/46 (In default) †	D/P	91,000	64
Ser. A, 5.15%, 11/15/27 (In default) †	D/P	1,490,000	1,043
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds,
(Gas Supply), 5.50%, 8/1/25	A3	250,000	287,165
San Antonio, Arpt. Syst. Rev. Bonds, AGM,
5.25%, 7/1/32	AA	1,415,000	1,442,267
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.)
5.00%, 11/15/46	A/F	1,600,000	1,684,912
5.00%, 11/15/37	A/F	750,000	796,785
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(NTE Mobility), 6.875%, 12/31/39	Baa2	1,650,000	1,736,130
TX State G.O. Bonds
5.00%, 4/1/44	Aaa	5,000,000	5,506,000
(Trans. Comm.-Mobility Fund), Ser. A,
5.00%, 10/1/36	Aaa	5,360,000	6,024,908
(Trans. Comm.-Mobility Fund), 4.00%, 10/1/32	Aaa	1,000,000	1,047,750
TX State Indl. Dev. Corp. Rev. Bonds, (Arco Pipelines
Co.), 7.375%, 10/1/20	A1	4,000,000	4,388,280
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/29	A3	2,475,000	2,663,917
TX State Muni. Pwr. Agcy. Rev. Bonds, (Syst. Net/
Transmission Converting Security)
5.00%, 9/1/47	A+	1,750,000	1,828,890
5.00%, 9/1/37	A+	250,000	261,748
			109,136,122
Utah (0.5%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. A, 1.64%, 5/15/37	VMIG1	2,300,000	2,300,000
Salt Lake City, Hosp. Rev. Bonds, AMBAC, U.S. Govt.
Coll., 6.75%, 5/15/20 (Escrowed to maturity)	AAA/P	700,000	710,549
UT State Charter School Fin. Auth. Rev. Bonds,
(UT Charter Academies, Inc.)
5.00%, 10/15/38	AA	720,000	793,073
5.00%, 10/15/33	AA	420,000	470,858
5.00%, 10/15/31	AA	530,000	598,132
			4,872,612

40 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Virginia (3.4%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB+/F	$650,000	$715,124
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (VA United Methodist Homes, Inc.)
5.00%, 6/1/25	BB+/P	410,000	432,111
5.00%, 6/1/23	BB+/P	445,000	473,734
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929%, 8/23/27	AA	11,250,000	12,403,800
VA Cmnwlth. Trans. Board Rev. Bonds,
4.00%, 5/15/32	Aa1	5,885,000	6,221,975
VA State Cmnwlth. U. Hlth. Syst. Auth. Rev.
Bonds, Ser. B
4.00%, 7/1/40	Aa3	700,000	709,261
4.00%, 7/1/37	Aa3	1,500,000	1,534,425
4.00%, 7/1/36	Aa3	1,500,000	1,541,205
VA State Small Bus. Fin. Auth. Rev. Bonds, (Express
Lanes, LLC), 5.00%, 7/1/34	BBB	1,200,000	1,266,324
Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds, (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38 (Prerefunded 1/1/19)	A–	6,100,000	6,187,230
			31,485,189
Washington (2.2%)
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put
Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA	2,500,000	2,484,200
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	1,000,000	1,081,070
Seattle, Muni. Light & Pwr. Rev. Bonds, Ser. C,
4.00%, 9/1/47	Aa2	4,000,000	4,065,960
Seattle, Solid Waste Disp. Rev. Bonds, 4.00%, 6/1/32	AA	2,000,000	2,110,700
WA State COP, Ser. A, 5.00%, 7/1/34	Aa2	4,480,000	5,098,150
WA State G.O. Bonds, Ser. A-1, 5.00%, 8/1/37	Aa1	1,580,000	1,758,319
WA State Hlth. Care Fac. Auth. FRN Mandatory Put
Bonds (7/1/22), (Fred Hutchinson Cancer Research
Ctr.), Ser. B, 2.594%, 1/1/42	A+	2,500,000	2,527,846
WA State Hlth. Care Fac. Auth. Rev. Bonds, (WA Hlth.
Svcs.), 7.00%, 7/1/39 (Prerefunded 7/1/19)	Baa1	1,250,000	1,295,875
WA State Hsg. Fin. Comm. 144A Rev. Bonds,
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/36	BB+/P	375,000	387,371
			20,809,491
West Virginia (0.1%)
WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
FRB, (Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	A–	1,000,000	1,059,500
			1,059,500
Wisconsin (0.6%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds, (Sr. Oblig.
Group), 5.25%, 7/1/28	BBB	1,000,000	1,070,700
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	3,000,000	3,052,050
(Three Pillars Sr. Living), 5.00%, 8/15/28	A/F	1,040,000	1,129,128
			5,251,878

Tax Exempt Income Fund 41

MUNICIPAL BONDS AND NOTES (100.8%)* cont.	Rating**	Principal amount	Value
Wyoming (0.3%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds, (Basin
Elec. Pwr. Co-op), Ser. A, 5.75%, 7/15/39	A	$3,000,000	$3,080,280
			3,080,280

TOTAL INVESTMENTS
Total investments (cost $915,583,473)	$937,137,914

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through September 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $929,401,520.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

## Forward commitment, in part or in entirety (Note 1).

### When-issued security (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	15.3%
Transportation	15.1
Utilities	13.3
Tax bonds	11.1
State debt	10.8

42 Tax Exempt Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$937,126,876	$11,038
Totals by level	$—	$937,126,876	$11,038

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund 43

Statement of assets and liabilities 9/30/18

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $915,583,473)	$937,137,914
Cash	7,812,787
Interest and other receivables	11,554,540
Receivable for shares of the fund sold	231,283
Receivable for investments sold	577,433
Prepaid assets	50,821
Total assets	957,364,778

LIABILITIES
Payable for investments purchased	12,094,371
Payable for purchases of delayed delivery securities (Note 1)	12,396,724
Payable for shares of the fund repurchased	1,545,268
Payable for compensation of Manager (Note 2)	327,876
Payable for custodian fees (Note 2)	7,233
Payable for investor servicing fees (Note 2)	112,962
Payable for Trustee compensation and expenses (Note 2)	544,667
Payable for administrative services (Note 2)	3,779
Payable for distribution fees (Note 2)	479,469
Distributions payable to shareholders	318,678
Other accrued expenses	132,231
Total liabilities	27,963,258

Net assets	$929,401,520

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$906,239,502
Total distributable earnings (Note 1)	23,162,018
Total — Representing net assets applicable to capital shares outstanding	$929,401,520

(Continued on next page)

44 Tax Exempt Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($815,985,713 divided by 96,973,632 shares)	$8.41
Offering price per class A share (100/96.00 of $8.41)*	$8.76
Net asset value and offering price per class B share ($4,652,862 divided by 552,807 shares)**	$8.42
Net asset value and offering price per class C share ($30,378,387 divided by 3,601,091 shares)**	$8.44
Net asset value and redemption price per class M share ($5,840,098 divided by 691,618 shares)	$8.44
Offering price per class M share (100/96.75 of $8.44)***	$8.72
Net asset value, offering price and redemption price per class R6 share
($10,087 divided by 1,196 shares)†	$8.44
Net asset value, offering price and redemption price per class Y share
($72,534,373 divided by 8,598,514 shares)	$8.44

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund 45

Statement of operations Year ended 9/30/18

INVESTMENT INCOME
Interest income	$37,139,074
Total investment income	37,139,074

EXPENSES
Compensation of Manager (Note 2)	4,208,675
Investor servicing fees (Note 2)	706,003
Custodian fees (Note 2)	14,860
Trustee compensation and expenses (Note 2)	30,777
Distribution fees (Note 2)	2,290,647
Administrative services (Note 2)	28,523
Other	348,143
Total expenses	7,627,628
Expense reduction (Note 2)	(113,670)
Net expenses	7,513,958

Net investment income	29,625,116

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	7,993,230
Total net realized gain	7,993,230
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(31,802,039)
Total change in net unrealized depreciation	(31,802,039)

Net loss on investments	(23,808,809)

Net increase in net assets resulting from operations	$5,816,307

The accompanying notes are an integral part of these financial statements.

46 Tax Exempt Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/18	Year ended 9/30/17
Operations
Net investment income	$29,625,116	$32,139,022
Net realized gain on investments	7,993,230	16,178,931
Net unrealized depreciation of investments	(31,802,039)	(42,292,449)
Net increase in net assets resulting from operations	5,816,307	6,025,504
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(869,184)	(1,364,499)
Class B	(6,271)	(10,188)
Class C	(39,369)	(60,786)
Class M	(7,002)	(10,041)
Class R6	—	—
Class Y	(66,547)	(78,425)
From tax-exempt net investment income
Class A	(26,091,418)	(28,426,891)
Class B	(140,505)	(171,392)
Class C	(814,629)	(958,988)
Class M	(185,079)	(198,935)
Class R6	(119)	—
Class Y	(2,235,038)	(1,849,355)
Increase (decrease) from capital share transactions
(Notes 4 and 6)	(61,024,407)	23,845,091
Total decrease in net assets	(85,663,261)	(3,258,905)

NET ASSETS
Beginning of year	1,015,064,781	1,018,323,686
End of year (Note 1)	$929,401,520	$1,015,064,781

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund 47

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	ments	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
September 30, 2018	$8.63	.26	(.21)	.05	(.27)	(.27)	—	$8.41	.56	$815,986.77		3.06	42
September 30, 2017	8.86	.29	(.22)	.07	(.30)	(.30)	—	8.63	.88	894,935	.78[c]	3.40	35
September 30, 2016	8.70	.32	.15	.47	(.31)	(.31)	—	8.86	5.54	910,921	.77[d]	3.59[d]	21
September 30, 2015	8.80	.34	(.10)	.24	(.34)	(.34)	—	8.70	2.78	870,134.75		3.83	16
September 30, 2014	8.44	.35	.35	.70	(.34)	(.34)	—[e,f]	8.80	8.49	903,820.75		4.03	6
Class B
September 30, 2018	$8.63	.21	(.21)	—[e]	(.21)	(.21)	—	$8.42	.04	$4,653	1.40	2.43	42
September 30, 2017	8.86	.24	(.22)	.02	(.25)	(.25)	—	8.63	.24	6,786	1.41[c]	2.76	35
September 30, 2016	8.70	.26	.16	.42	(.26)	(.26)	—	8.86	4.87	6,876	1.40[d]	2.96[d]	21
September 30, 2015	8.80	.28	(.09)	.19	(.29)	(.29)	—	8.70	2.13	7,141	1.38	3.20	16
September 30, 2014	8.44	.29	.36	.65	(.29)	(.29)	—[e,f]	8.80	7.81	7,516	1.38	3.41	6
Class C
September 30, 2018	$8.65	.19	(.20)	(.01)	(.20)	(.20)	—	$8.44	(.11)	$30,378	1.55	2.28	42
September 30, 2017	8.88	.22	(.22)	—[e]	(.23)	(.23)	—	8.65	.09	40,251	1.56[c]	2.62	35
September 30, 2016	8.72	.25	.15	.40	(.24)	(.24)	—	8.88	4.70	40,983	1.55[d]	2.80[d]	21
September 30, 2015	8.81	.27	(.09)	.18	(.27)	(.27)	—	8.72	2.08	33,963	1.53	3.05	16
September 30, 2014	8.46	.28	.34	.62	(.27)	(.27)	—[e,f]	8.81	7.51	31,947	1.53	3.25	6
Class M
September 30, 2018	$8.66	.24	(.22)	.02	(.24)	(.24)	—	$8.44	.27	$5,840	1.05	2.78	42
September 30, 2017	8.89	.27	(.22)	.05	(.28)	(.28)	—	8.66	.59	7,353	1.06[c]	3.11	35
September 30, 2016	8.73	.29	.16	.45	(.29)	(.29)	—	8.89	5.22	6,768	1.05[d]	3.30[d]	21
September 30, 2015	8.82	.31	(.08)	.23	(.32)	(.32)	—	8.73	2.59	6,179	1.03	3.55	16
September 30, 2014	8.47	.32	.35	.67	(.32)	(.32)	—[e,f]	8.82	8.04	6,553	1.03	3.75	6
Class R6
September 30, 2018 †	$8.47	.09	(.02)	.07	(.10)	(.10)	—	$8.44	.83*	$10	.19*	1.23*	42
Class Y
September 30, 2018	$8.65	.28	(.20)	.08	(.29)	(.29)	—	$8.44	.89	$72,534.55		3.27	42
September 30, 2017	8.88	.31	(.22)	.09	(.32)	(.32)	—	8.65	1.09	65,741	.56[c]	3.60	35
September 30, 2016	8.72	.34	.15	.49	(.33)	(.33)	—	8.88	5.75	52,776	.55[d]	3.79[d]	21
September 30, 2015	8.81	.36	(.09)	.27	(.36)	(.36)	—	8.72	3.11	39,206.53		4.06	16
September 30, 2014	8.46	.36	.35	.71	(.36)	(.36)	—[e,f]	8.81	8.59	38,575.53		4.24	6

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to September 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes one-time merger costs of 0.01% as a percentage of average net assets.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to less than $0.01 per share outstanding on December 3, 2013.

The accompanying notes are an integral part of these financial statements.

48 Tax Exempt Income Fund	Tax Exempt Income Fund 49

Notes to financial statements 9/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through September 30, 2018.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in tax-exempt investments, which for purposes of this policy exclude investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and the applicable state’s income tax. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

50 Tax Exempt Income Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is

Tax Exempt Income Fund 51

allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2018, the fund had a capital loss carryover of $1,077,768 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$1,077,768	N/A	$1,077,768	September 30, 2019

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $465,408 recognized during the period between November 1, 2017 and September 30, 2018 to its fiscal year ending September 30, 2019.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover and from market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,522,063 to increase undistributed net investment income, $9,851,520 to decrease paid-in capital and $7,329,457 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$28,966,325
Unrealized depreciation	(7,638,929)
Net unrealized appreciation	21,327,396
Undistributed ordinary income	2,084,641
Undistributed tax-exempt income	1,611,835
Capital loss carryforward	(1,077,768)
Post-October capital loss deferral	(465,408)
Cost for federal income tax purposes	$915,810,518

For the fiscal year ended September 30, 2017, the fund had undistributed net investment income of $1,685,780.

52 Tax Exempt Income Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.432% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$620,897	Class R6	2
Class B	4,218	Class Y	49,844
Class C	26,169	Total	$706,003
Class M	4,873

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $113,670 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $697, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Tax Exempt Income Fund 53

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$1,846,498
Class B	1.00%	0.85%	49,480
Class C	1.00%	1.00%	361,041
Class M	1.00%	0.50%	33,628
Total			$2,290,647

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,588 and $167 from the sale of class A and class M shares, respectively, and received $2,080 and $344 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$384,844,621	$442,404,560
U.S. government securities (Long-term)	—	—
Total	$384,844,621	$442,404,560

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

54 Tax Exempt Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	5,749,073	$49,088,657	5,660,478	$45,405,246
Shares issued in connection with
reinvestment of distributions	2,696,077	22,986,670	2,941,442	25,169,448
Shares issued in connection with the
merger of the Putnam Arizona Tax
Exempt Income Fund	—	—	3,813,068	32,948,719
Shares issued in connection with the
merger of the Putnam Michigan Tax
Exempt Income Fund	—	—	6,475,964	55,958,802
	8,445,150	72,075,327	18,890,952	159,482,215
Shares repurchased	(15,166,037)	(129,368,580)	(18,027,385)	(154,301,891)
Net increase (decrease)	(6,720,887)	$(57,293,253)	863,567	$5,180,324

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	4,422	$37,711	27,953	$4,158,402
Shares issued in connection with
reinvestment of distributions	15,038	128,371	18,970	162,336
Shares issued in connection with the
merger of the Putnam Arizona Tax
Exempt Income Fund	—	—	65,324	564,597
Shares issued in connection with the
merger of the Putnam Michigan Tax
Exempt Income Fund	—	—	86,559	748,126
	19,460	166,082	198,806	5,633,461
Shares repurchased	(252,728)	(2,153,400)	(188,745)	(1,618,002)
Net increase (decrease)	(233,268)	$(1,987,318)	10,061	$4,015,459

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	409,780	$3,518,786	556,528	$4,463,873
Shares issued in connection with
reinvestment of distributions	86,200	737,101	99,505	853,191
Shares issued in connection with the
merger of the Putnam Arizona Tax
Exempt Income Fund	—	—	273,762	2,371,165
Shares issued in connection with the
merger of the Putnam Michigan Tax
Exempt Income Fund	—	—	436,196	3,778,072
	495,980	4,255,887	1,365,991	11,466,301
Shares repurchased	(1,547,630)	(13,212,828)	(1,329,213)	(11,377,725)
Net increase (decrease)	(1,051,650)	$(8,956,941)	36,778	$88,576

Tax Exempt Income Fund 55

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	22,349	$191,749	68,488	$605,639
Shares issued in connection with
reinvestment of distributions	21,300	182,286	23,183	199,050
Shares issued in connection with the
merger of the Putnam Arizona Tax
Exempt Income Fund	—	—	102,445	888,239
Shares issued in connection with the
merger of the Putnam Michigan Tax
Exempt Income Fund	—	—	25,673	222,595
	43,649	374,035	219,789	1,915,523
Shares repurchased	(201,065)	(1,722,245)	(132,275)	(1,127,792)
Net increase (decrease)	(157,416)	$(1,348,210)	87,514	$787,731

	FOR THE PERIOD 5/22/18 (COMMENCEMENT OF
	OPERATIONS) TO 9/30/18
Class R6	Shares	Amount
Shares sold	1,185	$10,032
Shares issued in connection with reinvestment of distributions	14	119
	1,199	10,151
Shares repurchased	(3)	(23)
Net increase	1,196	$10,128

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,792,566	$23,877,562	2,540,070	$21,240,785
Shares issued in connection with
reinvestment of distributions	213,740	1,826,087	177,088	1,519,767
Shares issued in connection with the
merger of the Putnam Arizona Tax
Exempt Income Fund	—	—	357,256	3,094,480
Shares issued in connection with the
merger of the Putnam Michigan Tax
Exempt Income Fund	—	—	1,146,861	9,933,877
	3,006,306	25,703,649	4,221,275	35,788,909
Shares repurchased	(2,006,685)	(17,152,462)	(2,566,556)	(22,015,908)
Net increase	999,621	$8,551,187	1,654,719	$13,773,001

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R6	1,196	100.0%	$10,087

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

56 Tax Exempt Income Fund

Note 6: Acquisition of Putnam Arizona Tax Exempt Income Fund and Putnam Michigan Tax Exempt Income Fund

The purpose of the transaction was to combine three Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders.

On July 24, 2017, the fund issued 3,813,068, 65,324, 273,762, 102,445 and 357,256 class A, class B, class C, Class M and class Y shares, respectively, for 3,615,613, 62,038, 259,930, 97,264 and 339,108 class A, class B, class C, class M and class Y shares of the Putnam Arizona Tax Exempt Income Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Arizona Tax Exempt Income Fund, with a fair value of $39,698,551 and an identified cost of $37,245,661 at July 21, 2017, was the principal asset acquired by the fund. The net assets of the fund and Putnam Arizona Tax Exempt Income Fund on July 21, 2017, were $913,284,406 and $39,867,200, respectively. On July 21, 2017, Putnam Arizona Tax Exempt Income Fund had undistributed net investment income of $20, accumulated net realized loss of $725,853 and unrealized appreciation of $2,452,890.

Also on July 24, 2017, the fund issued 6,475,964, 86,559, 436,196, 25,673 and 1,146,861 class A, class B, class C, Class M and class Y shares, respectively, for 6,127,537, 81,986, 413,429, 24,347 and 1,085,725 class A, class B, class C, class M and class Y shares of the Putnam Michigan Tax Exempt Income Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Michigan Tax Exempt Income Fund, with a fair value of $69,896,048 and an identified cost of $66,941,311 at July 21, 2017, was the principal asset acquired by the fund. The net assets of the fund and Putnam Michigan Tax Exempt Income Fund on July 21, 2017, were $913,284,406 and $70,641,472, respectively. On July 21, 2017, Putnam Michigan Tax Exempt Income Fund had distributions in excess of net investment income of $523, accumulated net realized loss of $948,936 and unrealized appreciation of $2,954,738.

The aggregate net assets of the fund immediately following the acquisition were $1,023,793,078.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Tax Exempt Income Fund.

Assuming the acquisition had been completed on October 1, 2016, the fund’s pro forma results of operations for the prior fiscal year would have been as follows (unaudited):

Net investment Income	$34,943,517
Net loss on investments	$(29,097,901)
Net Increase in net assets resulting from operations	$5,845,616

Federal tax information (Unaudited)

The fund has designated 96.75% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

Tax Exempt Income Fund 57

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

58 Tax Exempt Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Tax Exempt Income Fund 59

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

60 Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN041 313330 11/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2018	$69,237	$ —	$7,405	$ —
September 30, 2017	$70,959	$10,000*	$7,187	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended September 30, 2018 and September 30, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,405 and $7,187 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2018	$ —	$ —	$ —	$ —

September 30, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2018